UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       January 7, 2004
                                                    -----------------------

                           SECOND STAGE VENTURES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                    000-32903               98-0233859
   -------------------------   ------------------------   --------------------
    (State of incorporation)   (Commission file number)    (I.R.S. Employer
                                                          Identification No.)

                           92 Welk Lane, Winward Road
                     Providenciales, Turks & Caicos Islands
                               British West Indies
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (649) 231-2250

                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)



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ITEM 5.  OTHER EVENTS

Second Stage Ventures, Inc. (the "Registrant") has entered into a letter of intent to acquire 100% of the issued capital of Nova Electric Systems Inc. ("Nova") in consideration for the issuance from treasury and delivery of ten million (10,000,000) common shares of Second Stage Ventures. Closing of the transaction is conditional upon the Registrant's satisfaction and waiver of five
(5) conditions precedent, specifically:

     1. completion by the Registrant of a complete due diligence exercise in relation to Nova including, without limiting the generality of the foregoing, a full and complete investigation of all of Nova's books and records, business plans, financial statements, material contracts, sales forecasts and projections and such other corporate information as the Registrant may reasonably request as part of its due diligence exercise;

     2. the shareholders of Nova must have good and unencumbered title to all voting and participating securities of Nova to be transferred to the Registrant;

     3. Nova must have financing commitments satisfactory to the Directors of the Registrant and relating to a minimum of $1,750,000. of funding for Nova where such funding would be subject only to completion of the Registrant's proposed share exchange with Nova;

     4. Nova must be in good standing with the Secretary of State for the State of Nevada as well as with regard to all corporate tax filings required of Nova on the date of any closing between the Registrant and the current owners of Nova, and

     5. delivery to the Registrant's attorneys prior to closing of a certified copy of resolutions of the shareholders and directors of Nova approving the terms of the proposed transaction.

The letter of intent between the Registrant and Nova is not a legally binding agreement. The parties will instruct counsel to draft a formal share exchange agreement.


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                           SECOND STAGE VENTURES INC.
                           92 WELK LANE, WINDWARD ROAD
                                 PROVIDENCIALES
                             TURKS & CAICOS ISLANDS
                                     B.W.I.


                                                               January 5th, 2004

Nova Electric Systems Inc.,
201 Lomas Santa Fe, Suite 340,
Solana Beach, California

Attention: Merrill Moses,
           Director


Dear Sirs:

          Letter of Intent Outlining Proposed Terms for
          Second Stage Ventures Inc. ("SSVT") Reverse Take
          Over of Nova Electric Systems Inc. ("Nova")


     Further to our exploratory meetings in Las Vegas and our numerous telephonic and email communications, I am authorized by the Board of Directors of SSVT and pleased to submit this letter of intent relating to SSVT's proposed acquisition of Nova for your review and consideration.

PURCHASER:          SSVT, a corporation incorporated pursuant to the laws of the
                    State of Nevada, the common shares of which corporation are traded through the facility of NASD's OTC Bulletin Board.

VENDORS: the registered and/or beneficial owners of 100% of the issued and outstanding securities of Nova.

CONSIDERATION:      SSVT would acquire 100% of the issued and outstanding
                    securities of Nova from the Vendors (the "Vendors' Shares") in consideration for the issuance from treasury and delivery of ten million (10,000,000) common shares in the capital stock of SSVT (the "SSVT Shares").

ESCROW TERMS:       the Vendors' Shares and the SSVT Shares shall be deposited with a mutually agreeable escrow agent and held in escrow for the benefit of the various depositing parties until the earlier of:

                    1. waiver of each of the Purchaser's Conditions Precedent allows closing of the SSVT/Nova share exchange as anticipated herein, or

                    2. 5pm PST on January 29th, 2004, at which time the escrow agent shall return the SSVT Shares to SSVT and the Vendors' Shares to the appropriate vendor.

PURCHASER'S
CONDITIONS
PRECEDENT:          Any obligation in SSVT to cause the preparation of closing documents relating to SSVT's acquisition of 100% of the voting and participating securities of Nova as proposed and anticipated herein shall be subject to SSVT's waiver in relation to each of the following conditions precedent:

                    1. completion by SSVT of a complete due diligence exercise in relation to Nova including, without limiting the generality of the foregoing, a full and complete investigation of all of Nova's books and records, business plans, financial statements, material contracts, sales forecasts and projections and such other corporate information as SSVT may reasonably request as part of its due diligence exercise. Nova agrees to make all such information available to SSVT or its authorized representative and Nova further agrees to allow SSVT or its authorized representative reasonable access to Nova's personnel and premises;

                    2. the Vendors must have good and unencumbered title to all voting and participating securities of Nova to be transferred to SSVT;

                    3. Nova must have financing commitments satisfactory to the Directors of SSVT and relating to a minimum of $1,750,000. of funding for Nova where such funding would be subject only to completion of SSVT's share exchange with Nova as proposed and anticipated herein;

                    4. Nova must be in good standing with the Secretary of State for the State of Nevada as well as with regard to all corporate tax filings required of Nova on the date of any closing between SSVT and the current owners of Nova, and

                    5. delivery to SSVT's attorneys prior to closing of a certified copy of resolutions of the shareholders and directors of Nova approving the terms of the transaction proposed and anticipated herein.

PURCHASER'S
REPRESENTATIONS:
                    1. SSVT was validly incorporated and is currently in good standing with regard to all corporate filings required by the Secretary of State for the State of Nevada, SSVT is current with regard to all tax filings required by the Internal Revenue Service and SSVT is currently in full compliance with all securities laws and regulations of the United States as they apply to a reporting company under the Securities Exchange Act of 1934;


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                    2.   SSVT currently maintains a market for its common shares
                         through the facility of NASD's OTC Bulletin Board, and

                    3. the authorized capital of SSVT is 50,000,000 common shares, $0.01 par value, and the issued capital of SSVT at closing of the transaction proposed and anticipated herein will be 22,000,000 common shares, $0.01 par value.

CONFIDENTIALITY:    The management of SSVT understands that Nova is a private
                    and closely held company and SSVT, on behalf of all of its officers, directors and consultants, hereby covenants and agrees to respect the confidentiality of all material disclosed to SSVT during the course of its due diligence exercise. SSVT specifically covenants and agrees not to disseminate information of any kind that may be disclosed by Nova to SSVT during the course of its due diligence exercise or to use such information for the purpose of competing either directly or indirectly with Nova.

BOARD
REPRESENTATION:     SSVT shall be entitled to nominate directors representing
                    not less than 20% of the Board of Directors of the continuing public holding or merged company that is the result of the transaction proposed and anticipated herein.

GOVERNING
JURISDICTION:       The closing documents shall note that the parties thereto
                    covenant and agree to be bound by the laws of the State of Nevada.

COUNTERPARTS:       This letter of intent may be executed in any number of
                    counterparts by original or facsimile signature by the authorized officers of SSVT and Nova each of which counterparts, when executed and delivered, shall be an original but such counterparts together shall constitute one and the same instrument.

NOTICE: Any notice required to be given pursuant to this letter of intent shall be validly given and deemed received on the date of facsimile transmission of such notice as follows:

                    (a)  if to SSVT:

                         Second  Stage  Ventures  Inc.

                         Attention: Thomas E. Barton Chown,
                                    General Counsel

                         Facsimile No.: (416)690-2409


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                    (b)  if to Nova:

                         Nova Electric Systems Inc.

                         Attention: Merrill Moses,
                                    Director

                         Facsimile No.: (858)481-1919

COUNTERPARTS:       This letter of intent may be executed by the parties hereto in any number of counterparts by original or facsimile signature each of which counterparts, when executed and delivered, shall be an original but such counterparts together shall constitute one and the same instrument.

     Please note that this letter of intent is not a legally binding agreement but rather anticipates that, upon acceptance, the parties will instruct counsel to draft a formal share exchange agreement. Kindly indicate your acceptance of the terms of this letter of intent by causing an authorized representative of Nova to sign where indicated below prior to delivering a fully executed originally signed copy of this letter of intent back to SSVT.



                              Second Stage Ventures Inc.

                          per:

                                  /s/ Thomas E. Barton Chown
                              -------------------------------------
                              Thomas E. Barton Chown,
                              General Counsel




Agreed to by Nova and unanimously
accepted by the owners of Nova as
verified  by the signature of the
duly  authorized  officer of Nova
this  5th  day of  January, 2004.
     -----

                              Nova Electric Systems Inc.

                          per:

                                /s/ Merrill Moses
                              -------------------------------------
                              Merrill Moses,
                              President

ITEM 9.  REGULATION FD DISCLOSURE

                           SECOND STAGE VENTURES INC.
                          LETTER OF INTENT TO ACQUIRE
                           NOVA ELECTRIC SYSTEMS INC.

Las Vegas, NV, January 6th, 2004- Ms. Zennie Morris, President of Second Stage Ventures Inc. (OTCBB:SSVT), is pleased to announce that Second Stage Ventures has entered into a letter of intent to acquire 100% of the issued capital of Nova Electric Systems Inc. ("Nova") in consideration for the issuance from treasury and delivery of ten million (10,000,000) common shares of Second Stage Ventures. Nova is a private Nevada corporation which has recently secured the exclusive right to, among other things, manufacture and distribute two and three wheeled cycles and scooters driven by a revolutionary and efficient lithium- ion based electrical propulsion system. Ms. Morris remarked that, "While we were attracted by Nova's rights in relation to the electrical technology, our decision to acquire Nova was made final when the principals of Nova successfully negotiated the framework for a strategic alliance with one of the world's largest manufacturers of cycles and scooters. This Asian company generates approximately $1.8 billion in revenue annually from the design, production and distribution of cycles and scooters and has agreed to joint venture with Nova in the manufacture and distribut ion of a number of products most notably electrically propelled cycles and scooters. This powerful industry relationship has validated our belief in the technology and materially enhances the Company's opportunity for commercial success", adds Ms. Morris. "We believe that the combination of Nova's rights to commercially viable technology and the ability to joint venture with an industry leader will allow the management of Second Stage Ventures to significantly enhance shareholder values."


                           Forward-Looking Statements

A number of statements contained in this press release are forward- looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties, many of which are beyond the control of the management of Second Stage Ventures, including but not limited to: competitive market conditions, successful integration of acquisitions, reliance on key markets, suppliers and products, currency fluctuations, dependence on key personnel and trade restrictions, each of which may be impacted, among other things, by economic, competitive or regulatory conditions as well as the ability to secure additional sources of financing. Forward-looking statements by their nature involve substantial risks and uncertainties. Actual results achieved by Second Stage Ventures may differ materially depending on many factors, including those described above.


Source: Second Stage Ventures Inc.

Contact: Z. Morris, President, Second Stage Ventures Inc. - zjm@tciway.tc
                                                            -------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date        January 7, 2004                   /s/ Zennie Morris
       -------------------------         ---------------------------------------
                                         Zennie Morris, President & Director




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